Exhibit (a)(1)(B)

Letter of Transmittal
to tender Ordinary Shares
of
RADVISION Ltd.
pursuant to the Offer to Purchase
dated July 27, 2010
by
RADVISION Ltd.

The Initial Offer Period and withdrawal rights will expire at 10:00 a.m., New York time, and 5:00 p.m., Israel time, on Thursday, September 2, 2010, unless the Offer is extended

The U.S. Depositary for the offer is:

American Stock Transfer & Trust Company

By Hand/Overnight Courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	By Facsimile (to Eligible Institutions only): (718) 234-5001 Confirm by Telephone: Toll-free (877) 248-6417 (718) 921-8317	By Mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH

ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF APPLICABLE TO YOU, MAKE SURE YOU COMPLETE (1) THE DECLARATION FORM (“DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES”) INCLUDED HEREIN TO PREVENT ISRAELI WITHHOLDING TAX AND/OR (2) THE SUBSTITUTE FORM W-9 INCLUDED HEREIN OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE, TO PREVENT U.S. BACKUP WITHHOLDING TAX OF 28%, IN EACH CASE, ON ANY CASH PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER.

SUBJECT TO APPLICABLE LAW, THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR THE ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)	Certificate(s) Tendered
	Share Certificate No(s)., if available*	Number of Shares Represented by Certificate**

TOTAL SHARES F
*  Need not be completed by shareholders delivering ordinary Radvision shares by book-entry transfer.

**  Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the U.S. Depositary are being tendered.  See Instruction 4.
______________________________________________

F Holders of Radvision shares must complete this Letter of Transmittal (i) if certificates evidencing shares are to be forwarded with this letter, or (ii) unless an agent’s message (as defined in Section 3 of the Offer to Purchase, as referred to below) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company, as depositary (the “U.S. Depositary”) at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC").  Delivery of documents to DTC or any other party does not constitute delivery to the U.S. Depositary.

Shareholders whose certificates evidencing shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the U.S. Depositary prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be able to tender their shares pursuant to guaranteed delivery procedure. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

☐	Check here if shares are being delivered by book-entry transfer to the U.S. Depositary’s account at The Depository Trust Company and complete the following:

Name of Tendering Institution:

Account Number:

ransaction Code Number:

IMPORTANT: This Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message) and certificates or confirmation of book-entry transfer and all other required documents) must be received by the U.S. Depositary prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date, as applicable.  Delivery of this Letter of Transmittal to an address other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

The undersigned hereby tenders to RADVISION Ltd. (“Radvision” or the “Purchaser”), the above-described ordinary shares, par value NIS 0.10 per share (the “Shares”) of Radvision, pursuant to Radvision’s offer to purchase 5.0% of its voting power (currently, 976,212 Shares at $7.30 per Share, net to the seller in cash, less any required withholding taxes and without interest, upon the terms of, and subject to the conditions to, the Offer to Purchase, dated July 27, 2010 (the “Offer to Purchase”) and this Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”), receipt of which is hereby acknowledged.

Upon the terms of, and subject to the conditions to, the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after September 2, 2010 (collectively, “Distributions”)) and irrevocably appoints the U.S. Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates evidencing the tendered Shares (and all Distributions), or transfer ownership of the tendered Shares (and all Distributions) on the account books maintained by The Depository Trust Company, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (2) present the tendered Shares (and all Distributions) for transfer on the books of Radvision, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Shares (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Purchaser as the attorney and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the Shares tendered.  This proxy and power of attorney is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the tendered Shares by the Purchaser in accordance with other terms of the Offer.  Acceptance for payment will revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to the tendered Shares (and all shares and other securities issued in Distributions in respect of the tendered Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective).  The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon the Purchaser’s acceptance of the tendered Shares for payment, the Purchaser must be able to exercise all rights, including voting rights, with respect to the tendered Shares (and any and all Distributions), including, without limitation, voting at any meeting of Radvision's shareholders then scheduled.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when the tendered Shares are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title to such Shares and Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of the tendered Shares and Distributions will be subject to any adverse claim.  The undersigned, upon request, will execute and deliver all additional documents deemed by the U.S. Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions.  In addition, the undersigned will remit and transfer promptly to the U.S. Depositary for the account of the Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and until receipt of transfer or appropriate assurance of receipt and transfer, the Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the tendered Shares, or deduct from the purchase price, the amount or value of that Distribution as determined by the Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned in this Letter of Transmittal will be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.  The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms of, and conditions to, the Offer.  The Purchaser’s acceptance of the tendered Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms of, and subject to the conditions to, the Offer (and if the Offer is extended or amended, the terms of, or conditions to, any such extension or amendment).

Unless otherwise indicated below in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.”  Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered” on this Letter of Transmittal.  In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at The Depository Trust Company.  The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) if the Purchaser does not accept for payment any Shares tendered hereby.

IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 2.

SIGN HERE
(and complete a Substitute Form W-9, the appropriate Form W-8, and/or a Declaration Form (Declaration of Status for Israeli Income Tax Purposes), as applicable.  See “IMPORTANT TAX INFORMATION”.)

X                                                                                             Dated:                                 , 2010

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
Please Print
Capacity (full title):

Address:

Please Include Zip Code

Daytime Area Code and Telephone No:

Taxpayer Identification or Social Security No.:
(See Substitute Form W-9 below)

Guarantee of Signature(s)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

Financial Institutions:  Place Medallion Guarantee in Space Below

FOR USE BY U.S. DEPOSITARY/ PURCHASER ONLY

By power-of-attorney from the Purchaser, the U.S. Depositary hereby sets its corporate seal to indicate acceptance of the tendered Shares by the Purchaser: ___________________

If you do not wish to have the check for the purchase price of the Shares and the certificate evidencing Shares not tendered or not purchased issued in the name of the record holder(s) of the Shares, please complete the “Special Payment Instructions” below.  If the check for the purchase price of the tendered Shares and the certificate evidencing Shares not tendered or not purchased are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this Letter of Transmittal, the certificate(s) must be endorsed and signatures guaranteed.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
Fill in ONLY if check for the purchase price of the shares and the certificate evidencing shares not tendered or not purchased are to be issued in the name of someone other than the registered holder(s).  Please Print.

                             (First, Middle & Last Name)

Address:
                                  (Number and Street)

                                   (City, State and Zip)

Tax Identification or Social Security Number (See Substitute Form W-9 below):

If you wish to have the check delivered to someone other than the record holder(s) or to an address other than the address specified in “Description of Shares Tendered” please complete the “Special Delivery Instructions” below and the check will be mailed to the address(es) indicated.

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

Fill in ONLY if check for the purchase price of shares purchased and certificates evidencing shares not tendered or not purchased are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above.  Please Print.

Deliver check(s) to:

                             (First, Middle & Last Name)

Address:
                                  (Number and Street)

                                   (City, State and Zip)

Tax Identification or Social Security Number (See Substitute Form W-9 below):

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS WHO ARE U.S. HOLDERS*

PAYER’S/ REQUESTER'S NAME:  American Stock Trust & Transfer Company, as U.S. Depositary

SUBSTITUTE Form W-9	Part 1 – Please print or type
Name (as shown on your income tax return):
Business name, if different from the above:
Check the appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Limited liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ____
	☐ Other	☐ Exempt payee
Address (number, street, and apt. or suit no.):
City, State, and ZIP code:

    Part 2  - Taxpayer Identification Number
Enter your TIN in the appropriate box. The TIN provided must match the name given on Part 1 to avoid backup withholding. For individuals, this is your social security number (SSN). For other entities, it is your employer identification number (EIN).
Social Security Number:
Employer Identification Number:

CERTIFICATION:
Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be assigned to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).
Also see instructions in the enclosed Guidelines
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Sign Here	Signature of U.S. Person:	Date:
Payer’s Request for Taxpayer Identification Number	Part 3 Awaiting Taxpayer Identification Number ☐

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number, 28% of all reportable payments made to me pursuant to the Offer shall be withheld until I provide a taxpayer identification number and that, if I do not provide any taxpayer identification number within 60 days, such withheld amount shall be remitted to the Internal Revenue Service as backup withholding, and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

_______________________________________________                                                                                                                     ______________________________
         Signature                                                                                                               Date

For assistance in completing this form, call the U.S. Depositary at (718) 921-8200 and also see Instruction 9 and the section entitled “Important Tax Information.”

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN UNITED STATES BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO ORDINARY SHARES, NIS 0.10 PAR VALUE PER SHARE, OF RADVISION SURRENDERED.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:
IF YOU ARE ELIGIBLE FOR AN EXEMPTION FROM ISRAELI WITHHOLDING TAX, FAILURE TO COMPLETE AND RETURN THE ENCLOSED DECLARATION FORM MAY RESULT IN ISRAELI WITHHOLDING OF 20% (FOR INDIVIDUALS) AND 25% (FOR ENTITIES) OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO ORDINARY SHARES, NIS 0.10 PAR VALUE PER SHARE, OF RADVISION SURRENDERED.  PLEASE REVIEW THE ENCLOSED DECLARATION FORM AND THE INSTRUCTIONS TO THIS LETTER FOR ADDITIONAL DETAILS.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1.           Guarantee of Signatures.  All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the registered holder(s) of shares (which term, for purposes of this document, will include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) the shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.           Delivery of Letter of Transmittal and Certificates.  This Letter of Transmittal is to be used (i) if certificates are to be forwarded with it, or (ii) if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase.  Certificates evidencing all physically tendered shares, or a confirmation of a book-entry transfer into the U.S. Depositary’s account at The Depository Trust Company of all shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the U.S. Depositary at one of its addresses set forth below prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable.  If certificates are forwarded to the U.S. Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery.

Shareholders whose certificates are not immediately available, who cannot deliver their certificates and all other required documents to the U.S. Depositary prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date, as applicable, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be able to tender their shares pursuant to guaranteed delivery procedure.

The method of delivery of this Letter of Transmittal, certificates and all other required documents, including delivery through The Depository Trust Company, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the U.S. Depositary.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  In all cases, sufficient time should be allowed to ensure timely delivery.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Purchaser, in its sole discretion.  This determination will be final and binding on all parties (unless challenged by holders of Radvision shares in a court of competent jurisdiction, in which case such court’s decision, subject to appellate court review, if applicable, shall be final and binding on all parties).  The Purchaser reserves the absolute right to reject any or all tenders that the Purchaser determines not to be in proper form or the acceptance for payment of which may be unlawful.  The Purchaser also reserves the absolute right, in its sole discretion, to waive any defect or irregularity in any tender of shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders.  A tender of shares will not have been made until all defects and irregularities have been cured or waived.  Neither the Purchaser, nor, its affiliates, its assigns, the Depositaries (as defined in the Offer to Purchase), its Israeli legal counsel or any other person will be under any duty to give notification of any defects or irregularities in tenders of Radvision shares or Notices of Objection or incur any liability for failure to give any notification.

No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased. By execution of this Letter of Transmittal, all tendering shareholders waive any right to receive any notice of the acceptance of their shares for payment.

If any share certificate has been lost, destroyed or stolen, the shareholder should promptly notify the U.S. Depositary. The shareholder then will be instructed as to the steps that must be taken in order to replace the share certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed share certificates have been followed.

IMPORTANT: IF YOU SUBMIT A LETTER OF TRANSMITTAL, BY WHICH YOU TENDER YOUR SHARES, AND THEREAFTER YOU DELIVER TO US A NOTICE OF OBJECTION WITH RESPECT TO THOSE SHARES, WE WILL DISREGARD YOUR LETTER OF TRANSMITTAL. SIMILARLY, IF YOU SUBMIT TO US A NOTICE OF OBJECTION WITH RESPECT TO YOUR SHARES AND THEREAFTER YOU DELIVER TO US A LETTER OF TRANSMITTAL BY WHICH YOU TENDER THOSE SHARES, WE WILL DISREGARD YOUR NOTICE OF OBJECTION.  IF YOU SUBMIT A LETTER OF TRANSMITTAL AND A NOTICE OF OBJECTION CONCURRENTLY WITH RESPECT TO THE SAME SHARES, THE NOTICE OF OBJECTION WILL BE DISREGARDED.

3.           Inadequate Space.  If the space provided on this Letter of Transmittal under "Description of Shares Tendered" is inadequate, the certificate numbers, the number of shares evidenced by such certificates and the number of shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.           Partial Tenders (not applicable to shareholders who tender by book-entry transfer).  If fewer than all shares evidenced by any certificate delivered to the U.S. Depositary with this Letter of Transmittal are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Represented by Certificate."  In such cases, new certificate(s) evidencing the remainder of shares that were evidenced by the certificates delivered to the U.S. Depositary with this Letter of Transmittal will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse of this Letter of Transmittal, as soon as practicable after the Initial Completion Date or Final Expiration Date, as applicable, or the termination of the offer. All shares evidenced by certificates delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

5.           Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing the tendered shares without alteration, enlargement or any other change whatsoever.

If any tendered shares are held of record by two or more persons, all of those named persons must sign this Letter of Transmittal.  If any tendered shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered shares.

If this Letter of Transmittal is signed by the registered holder(s) of tendered shares, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s).  If the Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing shares tendered, the tendered certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of tendered shares, the certificate(s) evidencing tendered shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Purchaser of that person's authority so to act must be submitted.

6.           Share Transfer Taxes.  The amount of any share transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer will be deducted from the purchase price of the tendered Shares purchased, unless evidence satisfactory to the Purchaser of the payment of the taxes, or that the transfer is not subject to tax, is submitted. The Purchaser will only be liable for share transfer taxes with respect to the sale and transfer of any Shares if such taxes are expressly imposed by applicable law on the Purchaser.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing tendered shares.

7.           Special Payment and Delivery Instructions.  If a check for the purchase price of any tendered shares is to be issued in the name of, and/or certificate(s) evidencing shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if a check or any such certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that appearing under “Description of Shares Tendered” on this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8.           Questions and Requests for Assistance or Additional Copies.  Questions and requests for assistance may be directed to MacKenzie Partners, Inc., Purchaser’s Information Agent in the United States, or Mr. Yoni Henner of Goldfarb, Levy, Eran, Meiri, Tzafrir & Co., Purchaser’s legal counsel in Israel, at their addresses or telephone numbers set forth below.  Additional copies of the Offer to Purchase, this Letter of Transmittal, the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, and other documents related to the Offer may be obtained from MacKenzie Partners, Inc. or Goldfarb, Levy, Eran, Meiri, Tzafrir & Co.

9.           Substitute Form W-9, Appropriate Form W-8.  Each U.S. Holder (as defined in Section 5 of the Offer to Purchase) surrendering certificates for payment, including a Holder of Restricted Shares, is required to provide the U.S. Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 (provided herein) and certify under penalties of perjury that such number is correct and indicate whether such holder is subject to backup withholding as provided in the certification instructions in part 2 of the form.  Each holder must date and sign the Substitute W-9 in the spaces indicated.  Failure to provide the information on the form may subject the holder to a 28% federal income tax withholding on the purchase price and to a $50 penalty imposed by the Internal Revenue Service.  The box in Part 3 of the Substitute Form W-9 may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future.  If the box in Part 3 is checked, the U.S. Depositary will withhold 28% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the U.S. Depositary.  If the holder provides a properly certified TIN within 60 days, the U.S. Depositary will refund the withheld taxes upon the holder’s request. Each holder who is not a U.S. Holder must complete and submit the applicable Form W-8 in order to be exempt from the 28% federal income tax backup withholding due on payments with respect to the Shares. The appropriate Form W-8 may be obtained from MacKenzie Partners, Inc., Goldfarb, Levy, Eran, Meiri, Tzafrir & Co. and the U.S. Depositary. Shareholders that are not U.S. Holders are urged to consult their tax advisor regarding the appropriate IRS Form W-8 in light of their particular circumstances.

10.           Declaration Form (“Declaration of Status for Israeli Income Tax Purposes”).  Each holder surrendering certificates for payment is required to complete the Declaration Form included in this letter. Such holder may be eligible for an exemption from Israeli withholding tax, as described in Section 2 and Section 5 of the Offer to Purchase. See also “Important Tax Information” below and the instructions to the Declaration Form. Each holder must date and sign the Declaration Form in the spaces indicated.  Failure to deliver the form or any information on the form may subject the holder to Israeli income tax withholding on the purchase price.

11.           Additional Offer Period.  Promptly following the Initial Completion Date (as defined in the Offer to Purchase), the Purchaser will publicly announce whether or not the conditions to the offer have been satisfied or , subject to applicable law, waived by the Purchaser.  As required by Israeli law, if the conditions to the offer have been satisfied or, subject to applicable law, waived by the Purchaser and if, with respect to each share owned by a shareholder: (a) he or she has not yet responded to the offer, (b) he or she has notified the Purchaser of his or her objection to the Offer, or (c) he or she has tendered such share but has withdrawn his or her tender prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date, such shareholder will be afforded an additional five calendar-day period, until 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Final Expiration Date, during which period he or she may tender each such share.  See Section 1 of the Offer to Purchase.

IMPORTANT TAX INFORMATION

United States

Under U.S. federal income tax law, a shareholder whose tendered shares are accepted for payment is generally required to provide the U.S. Depositary (as payer) with the shareholder's correct TIN on Substitute Form W-9.  If a shareholder is an individual, the TIN generally is the shareholder's social security number. If the U.S. Depositary is not provided with the correct TIN, the shareholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to the shareholder with respect to shares purchased pursuant to the offer may be subject to backup withholding of 28%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, an additional penalty may also be imposed by the Internal Revenue Service.

Many shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement on the appropriate IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status.  Forms of those statements can be obtained from MacKenzie Partners, Inc., Goldfarb, Levy, Eran, Meiri, Tzafrir & Co. and the U.S. Depositary.  See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.  A tax advisor should be consulted as to that shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption, including the appropriate IRS Form W-8 in light of such shareholder’s circumstances.

If backup withholding applies, the U.S. Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9.  To prevent backup withholding on payments that are made to a shareholder with respect to shares purchased in the offer, each shareholder who is subject to the backup withholding rules is required to notify the U.S. Depositary of such shareholder's correct TIN by completing the Substitute Form W-9 certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b)(i) that shareholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

What Number to Give the U.S. Depositary. Each shareholder is required to give the U.S. Depositary the TIN (e.g., social security number or employer identification number) of the record holder of tendered shares.  If shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the box in Part 3 of the Substitute W-9 should be checked.  If the box in Part 3 is checked, the U.S. Depositary will withhold 28% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the U.S. Depositary.  If the holder provides a properly certified TIN within 60 days, the U.S. Depositary will refund the withheld taxes upon the holder’s request.

Israel

The gross proceeds payable to a tendering shareholder in the Offer will generally be subject to Israeli withholding tax at the rate of 20% (in the case of an individual) or 25.0% (in the case of a corporation) of the shareholder's gain on such sale. The Company received a tax opinion with respect to the withholding of Israeli tax applicable to shareholders as a result of the purchase of Shares in the Offer. Based on the tax opinion, in applying Israeli withholding tax we may rely on Tax Ruling No. 30/08 published by the Israeli Tax Authority (ITA) in April 2009 which provides the following with respect to the withholding of Israeli tax in an offer to purchase shares similar to this offer:

(1) payments to be made to tendering shareholders who declare that they are non-Israeli residents holding their Shares through non-Israeli brokers or financial institutions and that they are entitled to an exemption from Israeli withholding tax, will not be subject to Israeli withholding tax, provided such declaration includes specific statements included for this purpose on ITA Form 2402;

(2) payments to be made to tendering shareholders who declare that they are eligible Israeli brokers or Israeli financial institutions holding Shares on behalf of a tendering shareholder will not be subject to Israeli withholding tax, and the relevant Israeli broker or Israeli financial institution will withhold Israeli tax, if any, as required by Israeli law; and

(3) payments to be made to tendering shareholders who are not described in clauses (1) and (2) above will be subject to Israeli withholding tax at the fixed rate of 20% for individuals and 25% for entities of the gross proceeds payable to them pursuant to the offer.

There is no assurance that the Israeli Tax Authority, or the ITA, will accept the conclusions contained in the tax opinion, and the ITA is under no obligation to do so. Therefore, we recommend that you seek professional advice from your own advisors concerning the tax consequences applicable to your particular situation.

The Israeli withholding tax is not an additional tax. Rather, the Israeli income tax liability of shareholders subject to Israeli withholding will be reduced by the amount of Israeli tax withheld. If Israeli withholding tax results in an overpayment of Israeli taxes, the holder may apply to the ITA in order to obtain a refund. However, the Purchaser cannot assure you whether and when the ITA will grant such refund.

                 Purpose of Declaration Form. To determine the withholding of Israeli income tax, if any, on payments that are made to a shareholder with respect to Shares purchased in the Offer, each shareholder is required to deliver to the U.S. Depositary a duly completed and signed Declaration Form included in this letter below. The Declaration Form should be completed by all holders of Shares. Failure to provide the Declaration Form or any information on the Declaration Form may subject the holder to Israeli income tax withholding on the purchase price.

Notwithstanding the foregoing, should any tendering shareholder present us with a valid certificate of exemption or tax approval from the ITA applying withholding tax at a lesser rate than that described above or otherwise granting a specific exemption from Israeli withholding tax, we will act in accordance with such certificate or approval.

The foregoing description of certain tax withholding is only a summary and is qualified by all the terms of, and conditions to, the Offer set forth in the Offer to Purchase. In this respect, you are urged to read Section 2 and Section 5 of the Offer to Purchase.

(Declaration Form Immediately Follows)

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES
Do not send this form to the IRS. See separate instructions on the back cover of this form.
Read this form together with the Offer to Purchase and Letter of Transmittal accompanying this form.

PAYER'S NAME: American Stock Transfer & Trust Company, as U.S. Depositary

Who may use this form and why?

Holders of Shares who wish to tender their Shares pursuant to the Offer to Purchase and the related Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”) may use this form if they tender their Shares in the Offer to the U.S. Depositary and they are either:

•
Non-Israeli Residents and Corporations: If (i) you certify that you are NOT a “resident of Israel” (as defined under Section 1 of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance ”) (See Instruction II)) for purposes of the Ordinance (and, in the case of a corporation, that no Israeli residents (x) hold 25.0% or more of the means of control of the corporation or (y) are the beneficiaries of, or are entitled to, 25.0% or more of the revenues or profits of the corporation, whether directly or indirectly), and (ii) you acquired your shares on or after Radvision’s initial public offering on Nasdaq on March 14, 2000; then you may be eligible for a full exemption from Israeli withholding tax with respect to the gross proceeds payable to you (if any) pursuant to the Offer. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow the Purchaser, the U.S. Depositary, your broker or any other withholding agent, or their authorized representatives to exempt you from such Israeli withholding tax; or

•
A Bank, Broker or Financial Institution Resident in Israel: If you are a bank, broker or financial institution resident in Israel that (1) is holding the Shares solely on behalf of beneficial shareholder(s) (so-called “street name” holders), and (2) is subject to the provisions of the Ordinance and regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by you to your beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer (an “Eligible Israeli Broker”), you may be eligible for a full exemption from Israeli withholding tax with respect to the cash payment transmitted to you.  By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow the Purchaser, the U.S. Depositary, your broker or withholding agent, or their authorized representatives, to exempt you from such Israeli withholding tax. Consequently, even though the U.S. Depositary will not deduct any Israeli withholding tax from you, pursuant to the provisions of the Ordinance and regulations promulgated thereunder, to which you are subject, you may be required to withhold Israeli tax, as applicable, from the cash payment (if any) made by you to your beneficial shareholder(s).  NOTE: AN ELIGIBLE ISRAELI BROKER MAY COMPLETE THIS FORM IF IT IS HOLDING THE SHARES SOLELY ON BEHALF OF HIS CLIENTS, THE BENEFICIAL SHAREHOLDERS; or

•
Israeli Residents: If (i) you certify that you ARE a “resident of Israel” (as defined under Section 1 of the Ordinance) (See Instruction II)) for purposes of the Ordinance, and (ii) you acquired your shares on or after Radvision’s initial public offering on Nasdaq on March 14, 2000; then you may be subject to Israeli withholding tax at the fixed rate of 20% for individuals and 25% for entities of the gross proceeds payable to you (if any) pursuant to the Offer. You may present us with a valid certificate of exemption or tax determination from the ITA applying withholding tax at a lesser rate than that described above or otherwise granting a specific exemption from Israeli withholding tax. By completing this form and providing the exemption or tax determination in a manner that would substantiate your eligibility for such full or partial exemption, you will allow the Purchaser, the U.S. Depositary, your broker or any other withholding agent, or their authorized representatives to fully or partially exempt you from such Israeli withholding tax.

PLEASE NOTE THAT IF YOU PROVIDE A DECLARATION FORM, YOU ALSO CONSENT TO THE PROVISION OF YOUR DECLARATION FORM TO THE PURCHASER AND/OR THE U.S. DEPOSITARY AND TO THE ISRAELI TAX AUTHORITY (THE “ITA”), IN CASE THE ITA SO REQUESTS, FOR PURPOSES OF AUDIT OR OTHERWISE.

To whom should you deliver this form?

If you wish to submit this form and (1) you hold your Shares directly, i.e., you are a registered holder, complete and sign this form and mail or deliver it to the U.S. Depositary (together with the Letter of Transmittal by which you tender your Shares) at one of its addresses set forth below, or (2) you hold your Shares through a broker, dealer, commercial bank, financial institution, trust company or other nominee (a “Broker”), complete and sign this form and mail or deliver it (together with the instruction letter by which you tender your Shares) to such Broker.

Until when should I deliver this form?

As described above, this form should be delivered together with the Letter of Transmittal or instruction letter by which you tender your Shares prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date (as defined in Section 1 of the Offer to Purchase).

You are urged to consult your own tax advisors to determine the particular tax consequences to you should you tender your Shares in the Offer, including, without limitation, the effect of any state, local or foreign income and any other tax laws and whether or not you should use this form.

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

Pursuant to the Offer to Purchase, each such shareholder is required to complete and execute the declaration set forth below in order to determine withholding tax requirements.

PART I	Identification and details of Shareholder (including Eligible Israeli Brokers) (see instructions)
1. Name:	2. Type of Shareholder (more than one box may be applicable):
(please print full name)	☐ Individual
	☐ Corporation (or Limited Liability Company) ☐ Trust ☐ Partnership ☐ Other: ___________________	☐ Bank ☐ Broker ☐ Financial Institution
3. For individuals only:	4. For all other Shareholders:
Date of birth: ______/_____/______ month / day / year	Country of incorporation or organization:
Country of residence:	Registration number of corporation (if applicable):
Country of citizenship:
Taxpayer Identification or Social Security No. (For US citizens): Passport/ID No. (For non-US citizens):	Country of residence:
5. Permanent Address (state, city, zip or postal code, street, house number, apartment number):
6. Mailing Address (if different from above):	7. Telephone Number (country code, area code and number):
8. I hold the Shares of Radvision (mark X in the appropriate place):
☐    directly, as a Registered Holder
☐    through a Broker.  If you marked this box, please state the name of your Broker:  _________________

PART II	Declaration by Non-Israeli Residents (see instructions) „ Israeli Residents and Eligible Israeli Brokers should NOT complete this Part II
A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following box)
    A.1 ☐ I am NOT a “resident of Israel”, which means that ALL of the following statements are correct:
•   The State of Israel is neither my permanent place of residence,
•   The State of Israel is neither my place of residence nor my family’s place of residence,
•   I am the beneficial owner of the income,
•   My ordinary or permanent place of activity is NOT in the State of Israel and I do NOT have a permanent establishment in the State of Israel,
•   I do NOT engage in an occupation in the State of Israel,
•   I do NOT own a business or part of a business in the State of Israel,
•   I am NOT insured by the Israeli National Insurance Institution,
•   I did NOT stay (nor am I intending to stay) in Israel for 183 days or more during this year,
•   I did NOT stay (nor am I intending to stay) in Israel for 30 days or more during this year, and my total stay in Israel this year and in the two preceding years will not reach 425 days; and

A.2 ☐ I acquired the Shares on or after the initial public offering of Radvision on Nasdaq on March 14, 2000.

B. To be completed by Corporations (except Partnerships and Trusts). I hereby declare that: (if correct, mark X in the following box)
B.1 ☐     The corporation is NOT a “resident of Israel”, which means that ALL of the following statements are correct:
•   The corporation is NOT registered/incorporated with the Registrar of Companies in Israel,
•   The corporation is NOT registered with the Registrar of "Amutot" (non-profit organizations) in Israel,
•   The control of the corporation is NOT in Israel,
•   The management of the corporation is NOT in Israel,
•   The corporation does NOT have a permanent enterprise in Israel and the corporation does NOT have a permanent establishment in Israel, and
•   No Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25.0% or more of any
      “means of control” specified below:
o   The right to participate in profits;
o   The right to appoint a director;
o   The right to vote;
o   The right to share in the assets of an entity at the time of its liquidation;
o   The right to direct the manner of exercising one of the rights specified above; and
B.2 ☐   The corporation acquired the Shares on or after the initial public offering of Radvision on Nasdaq on March 14, 2000.

C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following box)
C.1 ☐     The partnership is NOT an Israeli resident which means that ALL of the following statements are correct:
•   The partnership is NOT registered with the Registrar of Partnerships in Israel,
•   The control of the partnership is NOT in Israel,
•   The management of the partnership is NOT in Israel,
•   The partnership does NOT have a permanent enterprise in Israel and the corporation does NOT have a permanent establishment in Israel,
•   NO Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25.0%
       or more of the rights in the partnership, and
•   NO partner in the partnership is an Israeli resident; and
    C.2 ☐ The partnership acquired the Shares on or after the initial public offering of Radvision on Nasdaq on March 14, 2000.

D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following box)
D.1 ☐    The trust is NOT an Israeli resident, which means that ALL of the following statements are correct:
•   The trust is NOT registered in Israel,
•   The creator of the trust is NOT an Israeli resident,
•   The beneficiaries of the trust are NOT Israeli residents, and
•   The trustee of the trust is NOT an Israeli resident; and
   D.2 ☐ The trust acquired the Shares on or after the initial public offering of Radvision on Nasdaq on March 14, 2000.

PART III	Declaration by Israeli Residents „	Non-Israeli Residents and Eligible Israeli Brokers should NOT complete this Part III if they completed Part II or Part IV (respectively) complete this Part III if they completed Part II/Part IV (respectively)
I hereby declare that: (if correct, mark X in the following box)
☐        I AM a resident of the State of Israel.
I hereby enclose one of the following documents: (if enclosed, mark X in the following box)
☐       a valid Certificate of Exemption from the Israeli Tax Authorities relating to “capital market transactions”.
☐       a valid tax approval from the Israeli Tax Authorities relating to withholding taxes from my consideration.

PART IV	Declaration by Israeli Bank, Broker or Financial Institution (see instructions) „	Non-Israeli Residents should not complete this Part IV
I hereby declare that: (if correct, mark X in the following box)
☐  I am a bank, broker or financial institution that is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance, I am holding the Shares solely on behalf of beneficial shareholder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer.

PART V	Certification.
By signing this form, you also declare that:
•   Your statements herein are full and correct and that you understand that Radvision Ltd. and any person or third party on its behalf will rely on these statements in calculation of your tax liability.
•   You understood this form and completed it accurately and pursuant to the instructions.
•   You provided accurate, full and complete details in this form.
•   You are aware that an omission or providing incorrect details in this form constitutes an offence under the Ordinance.
•   You are aware that this form may be provided to the Israeli Tax Authority, in case the Israeli Tax Authority so requests, for purposes of audit or otherwise.
•   You understand that the instructions to this form constitute an integral part thereof.

•SIGN HERE „	•	•	•	•	•
•	•Signature of beneficial owner •(or individual authorized to sign for beneficial owner)	•	•Date (MM-DD-YYYY)	•	•Capacity in which acting

INSTRUCTIONS
 Forming Part of the Declaration of Status for Israeli Income Tax Purposes

I.          General Instructions. This Declaration Form (Declaration of Status for Israeli Income Tax Purposes), or this Form, should be completed by holders of Shares who wish to tender their Shares pursuant to the Offer, and who are either:

(i) Non-Israeli Residents: (1) NOT “residents of Israel” for purposes of the Ordinance (See Instruction II below), and if the holder of Shares is a corporation then Israeli residents are NOT “controlling shareholders” of such corporation within the meaning of Section 68A of the Ordinance (See Instruction III below), and Israeli residents are NOT the beneficiaries of, or are entitled to, 25.0% or more of the revenues or profits of such corporation, whether directly or indirectly; and (2) DID acquire the Shares tendered on or after Radvision’s initial public offering on Nasdaq on March 14, 2000,

(ii) A Bank, Broker or Financial Institution Resident in Israel: a bank, broker or financial institution that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, that (1) is holding Shares solely on behalf of beneficial shareholder(s) (so-called “street name” holders), and (2) is subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by them to such beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer (an “Eligible Israeli Broker”).  NOTE: AN ELIGIBLE ISRAELI BROKER MAY COMPLETE THIS FORM IF IT IS HOLDING THE SHARES SOLELY ON BEHALF OF HIS CLIENTS, THE BENEFICIAL SHAREHOLDERS; or

(iii) Israeli Residents: (1) a “resident of Israel” (as defined under Section 1 of the Ordinance) (See Instruction II)) for purposes of the Ordinance, and (2) DID acquire the Shares tendered on or after Radvision’s initial public offering on Nasdaq on March 14, 2000.

        Part I (Identification and details of Shareholder, including Eligible Israeli Broker). You should complete Item 1, 2 and 5 through 8 and either (i) Item 3, if you are an individual, or (ii) Item 4, if you are a corporation (or limited liability company), trust, partnership, bank, broker, financial institution or other entity.

        Part II (Declaration by Non-Israeli Residents). If you are NOT an Israeli resident, and acquired the Shares tendered on or after Radvision’s initial public offering on Nasdaq on March 14, 2000, you should complete either Section A (for Individuals), Section B (for Corporations), Section C (for Partnerships) or Section D (for Trusts). If you do not mark a box you will be deemed to answer that the corresponding item is not correct with respect to you.

        Part III (Declaration by Israeli Residents). If you ARE an Israeli resident, and acquired the Shares tendered on or after Radvision’s initial public offering on Nasdaq on March 14, 2000, you should mark the first box. If you wish to provide a valid Certificate of Exemption or a Tax Determination from the Israeli Tax Authorities the second or third boxes in Part III should be marked, as applicable, and the relevant documents should be enclosed. Eligible Israeli Broker should not fill Part III.

Part IV (Declaration by Israeli Bank, Broker or Financial Institution). If you are an Eligible Israeli Broker, you should mark the box in this Part.

        Part V (Certification) and Signature Block. By signing this Form, you also make the statements in Part V.

        Inadequate Space. If the space provided on this Form is inadequate, you should insert such details on a separate signed schedule and attached to this Form.

        Determination of Validity. All questions as to the validity, form or eligibility (including time of receipt) of this Form will be, subject to applicable law, determined by the Purchaser, in its sole discretion. None of the Purchaser, the U.S. Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any Form or incur any liability for failure to give any such notification. For more details, see Section 5 of the Offer to Purchase.

        Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth on the back cover. Additional copies of this Form may be obtained from the Information Agent.

        The method of delivery of this Form is at your option and risk, and the delivery will be deemed made only when actually received by your Broker or the U.S. Depositary. If delivery is by mail, registered mail with return receipt requested, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent Forms will be accepted.

II.        Definition of Resident of Israel for Israeli Tax Purposes

Section 1 of the Ordinance defines a “resident of Israel” or a “resident” as follows:

 “(A) with respect to an individual - a person whose center of vital interests is in Israel; for this purpose the following provisions will apply:

(1)  in order to determine the center of vital interests of an individual, account will be taken of the individual’s family, economic and social connections, including, among others:

(a) place of permanent home;

                (b) place of residential dwelling of the individual and the individual's immediate family;

(c) place of the individual's regular or permanent occupation or the place of his permanent employment;

(d) place of the individual's active and substantial economic interests;

(e) place of the individual's activities in organizations, associations and other institutions;

(2) the center of vital interests of an individual will be presumed to be in Israel:

(a) if the individual was present in Israel for 183 days or more in the tax year;

(b)  if the individual was present in Israel for 30 days or more in the tax year, and the total period of the individual’s presence in Israel that tax year and the two previous tax years is 425 days or more.

For the purposes of this provision, “day” includes a part of a day.

(3) the presumption in subparagraph (2) may be rebutted either by the individual or by the assessing officer;

(B)	with respect to a body of persons - a body of persons which meets one of the following:

(1) it was incorporated in Israel;

(2) the "control and management" of its business is exercised in Israel, excluding a body of persons the control and management of whose business is exercised in Israel by an individual that has become a resident of Israel for the first time or that has become a Veteran Returning Resident, as provided in Section 14(A), and ten years have not yet lapsed from the date on which he became an Israeli resident as aforesaid, or by anyone on his behalf, provided that such body or persons would not be a resident of Israel even if the control and management of its business had not been executed by such individual or anyone on his behalf, unless requested otherwise by the body of persons."

The above is an un-official English translation of the Ordinance in the Hebrew language, and is provided for convenience purposes only. Please consult your own tax advisors to determine the applicability of these definitions to you.

III.          Definition of Controlling Shareholder for Purposes of Section 68A of the Ordinance

Section 68A of the Ordinance defines “controlling shareholders” as follows:

“Controlling shareholders” – shareholders that hold, directly or indirectly, alone, together with another, or together with another Israeli resident, one or more of the “means of control” at a rate exceeding 25.0%.”

Section 88 of the Ordinance defines the terms “means of control”, “together with another” and “relative” as follows:

“Means of control” – in a body of persons – each of the following:
(1) the right to profits;
(2) the right to appoint a director or a chief executive officer in the corporation, or equivalent position holders in other body of persons;
(3) a voting right in the general meeting of a corporation, or in an equivalent organ in other body of persons;
               (4) the right to a portion of the remainder of the assets after settlement of liabilities, upon wind-up;
(5) the right to instruct any person holding the rights listed in clauses (1) to (4) on the manner in which such person’s right shall be executed;
and all, whether by virtue of shares, rights to shares or other rights, or in any other manner, including by way of voting agreements or through a trust.”

“Together with another” – together with a “relative”, and together with he who is not a “relative” and they are cooperating on a permanent basis under an agreement regarding material issues of a corporation, directly or indirectly;"

“Relative” of a person is any of the following:
(1) the spouse, brother, sister, parents, grandparents, descendants and the descendants of the spouse of such person, and the spouse of any of the foregoing;
(2) a descendant of a brother or sister, and a brother or sister of a parent;
(3) a body of persons held by a person or a relative thereof, a holder of such person and a body of persons held by the holder of such person; for the of this definition, “holding” – directly or indirectly, alone or together with another, of at least 25% of one or more of any type of “means of control”;
(4) a trustee within the meaning the of Section 75C of the Ordinance, with respect to the settlor of an Israeli resident trust or a revocable trust and a trustee with respect to the beneficiary of a non Israeli resident trust or a trust by will.

The above is an un-official English translation of the Ordinance in the Hebrew language, and is provided for convenience purposes only. Please consult your own tax advisors to determine the applicability of these definitions to you.

This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each shareholder or that shareholder's broker, dealer, commercial bank, trust company or other nominee to the U.S. Depositary at one of its addresses set forth below.

The U.S. Depositary for the offer is:

By Hand/Overnight Courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	By Facsimile (to Eligible Institutions only): (718) 234-5001 Confirm by Telephone: Toll-free (877) 248-6417 (718) 921-8317	By Mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

Questions or requests for assistance may be directed to MacKenzie Partners, Inc., Purchaser’s Information Agent in the United States, or Mr. Yoni Henner of Goldfarb, Levy, Eran, Meiri, Tzafrir & Co., Purchaser’s legal counsel in Israel, at their addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from Goldfarb, Levy, Eran, Meiri, Tzafrir & Co. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the offer.

Information Agent in the United States	Legal Counsel in Israel

MacKenzie Partners, Inc. 105 Madison Avenue New York, New York 10016 call collect (212) 929-5500 or toll-free (800) 322-2885	Goldfarb, Levy, Eran, Meiri, Tzafrir & Co. 2 Weizmann Street Tel Aviv 64239, Israel Telephone: (972) 3-608-9999